UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 11, 2013

REXFORD INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 966-1680

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2013, Rexford Industrial Realty, Inc. (“Rexford Industrial”) issued a press release announcing its earnings for the quarter ended September 30, 2013 and distributed certain supplemental financial information. On November 11, 2013, Rexford Industrial also posted the supplemental information on its website located at www.rexfordindustrial.com. Copies of the press release and supplemental information are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The information included in this Current Report on Form 8-K under this Item 2.02 (including Exhibits 99.1 and 99.2 hereto) are being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE

As discussed in Item 2.02 above, Rexford Industrial issued a press release announcing its earnings for the quarter ended September 30, 2013 and distributed certain supplemental information. On November 11, 2013, Rexford Industrial also posted the supplemental information on its website located at www.rexfordindustrial.com.

On November 11, 2013, Rexford Industrial also issued a press release announcing the acquisition of an industrial park in Anaheim, California. A copy of the press release is furnished herewith Press Release dated November 11, 2013 as Exhibit 99.3.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1, 99.2 and 99.3 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of the Exchange Act, or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1, 99.2 and 99.3 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Third Quarter 2013 Supplemental Financial Report

99.2	Press Release dated November 11, 2013

99.3	Press Release dated November 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.

November 12, 2013	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

November 12, 2013	Rexford Industrial Realty, Inc.

/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Third Quarter 2013 Supplemental Financial Report

99.2	Press Release dated November 11, 2013

99.3	Press Release dated November 11, 2013